VALIC Company I

(the “Company” and its series listed below, the “Funds”)

Aggressive Allocation Lifestyle Fund	International Socially Responsible Fund
Asset Allocation Fund	International Value Fund
Capital Appreciation Fund	Large Cap Core Fund
Conservative Allocation Lifestyle Fund	Mid Cap Index Fund
Core Bond Fund	Mid Cap Strategic Growth Fund
Dividend Value Fund	Mid Cap Value Fund
Dynamic Allocation Fund	Moderate Allocation Lifestyle Fund
Emerging Economies Fund	Nasdaq-100® Index Fund
Global Real Estate Fund	Science & Technology Fund
Global Strategy Fund	Small Cap Core Fund
Government Securities Fund	Small Cap Growth Fund
Growth Fund	Small Cap Index Fund
High Yield Bond Fund	Small Cap Value Fund
Inflation Protected Fund	Stock Index Fund
International Equities Index Fund	Systematic Core Fund
International Government Bond Fund	Systematic Growth Fund
International Growth Fund	Systematic Value Fund
International Opportunities Fund	U.S. Socially Responsible Fund

Supplement dated August 6, 2026, to each Fund’s current Summary Prospectus,

Prospectus and Statement of Additional Information, as amended or supplemented to date

This Supplement provides shareholders of the Funds with advance notice of matters to be voted on at a Joint Special Meeting of Shareholders to be held on October 22, 2026 at 10 a.m. (Central Time) (the “Special Meeting”). Shareholders will receive a proxy statement with detailed information about these matters on or about the date of this Supplement. This Supplement is not a proxy statement and does not solicit proxies. Proxies may only be solicited by means of a proxy statement. When you receive the proxy statement, please review it carefully and cast your vote or provide voting instructions to avoid the additional expense to the Funds of any future solicitation.

BACKGROUND

The CB/EQH Transaction

We previously informed you that Corebridge Financial, Inc. (“Corebridge”), the parent company of The Variable Annuity Life Insurance Company (“VALIC”), the Funds’ investment adviser, and Equitable Holdings, Inc. (“Equitable”), the parent company of AllianceBernstein L.P. (“AllianceBernstein”), the sub-adviser to the Dynamic Allocation Fund, entered into an Agreement and Plan of Merger (the “Merger Agreement”) on March 26, 2026, to combine their respective businesses in an all-stock merger transaction (the “CB/EQH Transaction”). Under the terms of the Merger Agreement, both Corebridge and Equitable will become wholly owned subsidiaries of a newly formed holding company, which will be renamed “Equitable Holdings, Inc.” (“NewCo”) upon the closing of the CB/EQH Transaction. The CB/EQH Transaction is expected to close by the end of 2026, subject to customary closing conditions, including the receipt of requisite regulatory approvals. Upon the closing of the CB/EQH Transaction, VALIC and AllianceBernstein will become affiliated persons under common ownership of NewCo in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”).

The Nippon Transactions

Nippon Life Insurance Company (“Nippon”) is a significant stockholder of Corebridge. Nippon currently holds more than 25% of Corebridge’s outstanding shares and has the right to designate three (3) of the eleven (11) members of the Corebridge board of directors in proportion to its ownership stake. Nippon’s share ownership crossed the 25% threshold as a result of Corebridge’s share buybacks, and not as a result of any affirmative action by Nippon.

Because of Nippon’s ownership position and board designation rights, Nippon is presumed to “control” Corebridge and, indirectly, VALIC for purposes of the 1940 Act.

Prior to the CB/EQH Transaction, Nippon intends to acquire additional shares of Corebridge common stock in order to achieve a greater than 15% (but less than 25%) ownership interest in NewCo after the closing of the CB/EQH Transaction (the “Nippon Acquisition”). If the CB/EQH Transaction is consummated, Nippon’s equity interest in NewCo at closing will be less than 25%, and Nippon will not have the right to designate 25% or more of NewCo’s board of directors. As a result, Nippon will not be presumed to control NewCo or, indirectly, VALIC (the “Nippon Dilution”).

The CB/EQH Transaction, the Nippon Acquisition, and the Nippon Dilution are referred to collectively as the “Transactions” and each, individually, as a “Transaction.”

WHY THIS MATTERS TO YOU

The Funds are subject to the 1940 Act, which provides, in relevant part, that any investment advisory agreement, including any sub-advisory agreement, must automatically terminate upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of the outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is often referred to as a “Change of Control Event.”

Under the 1940 Act, each of the Transactions described above may independently constitute a Change of Control Event. As a result, the applicable closing or consummation of each Transaction may cause the then-existing investment advisory agreement between VALIC and the Company, on behalf of each Fund, and the then-existing sub-advisory agreements between VALIC and the Funds’ sub-advisers, including AllianceBernstein with respect to the Dynamic Allocation Fund, to automatically terminate in accordance with their terms.

In the event that any of the Transactions causes the then-existing investment advisory agreement and sub-advisory agreements to terminate, new agreements must be in place to allow VALIC and the Funds’ sub-advisers (including AllianceBernstein with respect to the Dynamic Allocation Fund) to continue providing investment management services to the Funds without interruption.

Additionally, because VALIC and AllianceBernstein will become affiliated companies following the CB/EQH Transaction, existing exemptive relief that permits VALIC to engage unaffiliated sub-advisers without a shareholder vote will no longer apply to AllianceBernstein. A new investment sub-advisory agreement between VALIC and AllianceBernstein must therefore be separately approved by shareholders of the Dynamic Allocation Fund.

At a meeting held on August 4-5, 2026 (the “Board Meeting”), the Board of Directors (the “Board,” whose members are referred to as the “Directors”) of the Company considered and approved proposals to ensure uninterrupted advisory services following any Transaction. Specifically, the Board approved new investment advisory agreements between VALIC and the Company, on behalf of each Fund, and a new investment sub-advisory agreement between VALIC and AllianceBernstein with respect to the Dynamic Allocation Fund. At the Board Meeting, the Board also approved several other proposals, described below, and directed that all proposals be submitted to shareholders of each Fund at the Special Meeting. Specifically, at the Special Meeting, shareholders will be asked:

1.	To elect one (1) Director to the Board of the Company;

2A.

To approve a new investment advisory agreement between VALIC and the Company, on behalf of each of its Funds, to take effect (i) immediately upon shareholder approval if the Nippon Acquisition has already occurred at the time of the Special Meeting, or (ii) upon the commencement of the Nippon Acquisition if it occurs after the Special Meeting;

2B.

To approve a new investment advisory agreement between VALIC and the Company, on behalf of each of its Funds, to take effect upon the potential Change of Control Events resulting from the CB/EQH Transaction and the simultaneous Nippon Dilution;

3.

To approve a new investment sub-advisory agreement between VALIC and AllianceBernstein with respect to the Dynamic Allocation Fund, to take effect upon the potential Change of Control Events resulting from the CB/EQH Transaction and the simultaneous Nippon Dilution;

4.

To approve a modified “manager-of-managers” arrangement that would permit VALIC to enter into and materially amend sub-advisory agreements with unaffiliated and affiliated sub-advisers on behalf of the Funds without obtaining shareholder approval;

5.

To approve a change to the sub-classification under the 1940 Act from “diversified” to “non-diversified” of each of the Capital Appreciation Fund, Large Cap Core Fund, Systematic Core Fund and U.S. Socially Responsible Fund; and

6.	To revise the fundamental investment restriction regarding concentration for each of the International Equities Index Fund, Mid Cap Index Fund, Small Cap Index Fund and Stock Index Fund.

The Special Meeting is limited to shareholders of each Fund. Shareholders of a Fund as of August 5, 2026, are entitled to vote at the Special Meeting.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.